UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

  CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2011

  Limited Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Limited Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 26, 2011.  The matters voted upon, each of which is described in the 2011 Proxy Statement filed on April 11, 2011 (the “Proxy Statement”), and the results of the voting were as follows:

Election of Directors

Donna A. James, Jeffrey H. Miro and Raymond Zimmerman were elected to the Board of Directors for a term of three years.  Of the 284,136,811 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Vote
Donna A. James	262,387,977	2,407,411	204,993	19,136,430
Jeffrey H. Miro	252,684,445	12,104,103	211,833	19,136,430
Raymond Zimmerman	258,875,215	5,913,643	211,523	19,136,430

In addition, directors whose term of office continued after the Annual Meeting were:  Dennis S. Hersch, James L. Heskett, David T. Kollat, William R. Loomis, Jr., Allan R. Tessler, Abigail S. Wexner and Leslie H. Wexner.

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending January 28, 2012 was ratified by a vote of 279,320,701 shares for the appointment and 4,475,620 shares against the appointment with 340,490 shares abstaining.

2011 Stock Option and Performance Incentive Plan

The 2011 Stock Option and Performance Incentive Plan (the “2011 Plan”) was approved by a vote of 234,617,149 shares for the 2011 Plan and 29,938,780 shares against the 2011 Plan with 444,452 shares abstaining and 19,136,430 broker non-votes.

2011 Cash Incentive Compensation Performance Plan

The 2011 Cash Incentive Compensation Performance Plan (the “Plan”) was approved by a vote of 257,613,023 shares for the Plan and 7,077,644 shares against the Plan with 309,714 shares abstaining and 19,136,430 broker non-votes.

Advisory Vote on Execute Compensation

The compensation of the Company’s executive officers as described in the 2011 Proxy Statement was approved by the stockholders, on an advisory basis, by a vote of 163,802,182 shares for the Company’s executive compensation and 100,187,448 shares against the Company’s compensation with 1,010,751 share abstaining and 19,136,430 broker non-votes.

Advisory Vote to Determine the Frequency of Future Advisory Votes on Executive Compensation

The stockholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year by a vote of 234,918,961 shares in favor of holding the advisory vote every year, 197,615 shares in favor of holding the advisory vote every 2 years and 29,596,356 shares in favor of holding the advisory vote every 3 years with 287,449 shares abstaining and 19,136,430 broker non-votes.

Stockholder Proposal

The stockholder proposal was approved by a vote of 180,833,577 shares for the proposal and 83,488,991 shares against the proposal with 677,813 shares abstaining and 19,136,430 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limited Brands, Inc.

Date: May 31, 2011	By	/s/ Douglas L. Williams
Name: Douglas L. Williams
Title: General Counsel & Senior Vice President